EXHIBIT 10.17

ELECTRIC                                        MASTER SERVICES AGREEMENT
LIGHTWAVE

                                   Customer: NetVoice Technologies, Inc.
                              Sales Order #: DLLS0031
                           Sales Order Date: 05/28/1999
                           Desired Due Date: 06/18/1999



This MASTER SERVICES AGREEMENT is entered into this day, May 25, 1999, by and between Electric Lightwave, Inc., a Delaware corporation, 4400 NE 77th Avenue, Vancouver, Washington 95662 ("ELI") and NetVoice Technologies, Inc. ("Customer"):

1. SERVICES. ELI agrees to provide to Customer and Customer agrees to procure from ELI certain communication services to be described in Sales Order(s) issued and agreed upon by the parties. Once agreed upon and accepted by the parties, such Sales Order(s) will become a part of this Agreement and be binding upon the parties hereto. Each Sales Order will describe the communication services to be provided ("Services"), the agreed to term ("Contract Term"), the recurring (monthly) and/or non-recurring (provisioning or other) charges, and such information as may be necessary.

2. INSTALLATION DATE. The Installation Date will be the date confirmed in writing by ELI. If facilities are not available on Customer's Desired Due Date, the Installation Date will be the date that ELI can provide end to end connectivity on ELI's facilities. Customer will accept Services on the Installation Date.

3. TERM. Customer agrees to purchase the Services for the Contract Term as set forth on the attached Sales Order(s). Subject to the earlier termination provisions set forth herein, at the end of the Contract Term, this Agreement will automatically continue on a month-to-month basis until terminated by either party upon 30 days written notice.

4. RATES AND CHARGES. Rates and charges will be set forth on the Sales Order(s) and will commence on the Installation Date. Any monthly recurring charges ("MRC") will be billed in advance each month in accordance with the Sales Order(s). Any nonrecurring charges ("NRC") will be billed on the first invoice after the Installation Date, or if the NRC are incurred after the Installation Date, such charges will be billed on the next invoice thereafter. ELI may adjust the rates and charges for the renewal terms upon written notice provided at least 90 days prior to the end of the Contract Term or any renewal hereof. Payments are due on or before the 30th day of month. ELI may assess a late fee of 1 1/2% per month (not to exceed the maximum rate allowed under state law) on all balances not paid when due. Customer will pay any and all costs incurred in collection of rates and charges due and payable, including reasonable attorney's fees, whether or not a suit is instituted. ELI has the option to suspend services until payment is made. Termination of Services may follow.

All payments hereunder will be in U.S. dollars.

5. DEPOSITS. Without waiving any right of termination or any other rights hereunder, ELI may require Customer to tender a deposit, of up to two (2) months of revenue, to guarantee payment hereunder if (1) Customer fails to make a payment when due, (2) Customer files for bankruptcy, or (3) additional service orders exceed established credit limits initially approved by ELI. Upon request, Customer will provide ELI with information regarding payment history for communications services, number of years in business, financial statement analysis and commercial credit bureau rating. Acceptance of any Sales Order issued hereunder is subject to final approval by ELI's Credit Department.

6. TAXES. Customer is responsible for payment of any and all federal, state and local taxes, charges or surcharges imposed on or based upon the provision, sale or use of ELI's services (excluding taxes based upon ELI's income). ELI will collect all such taxes, charges, and surcharges unless Customer provides ELI with proof of exemption. Customer will indemnify ELI for any and all costs, claims, taxes, charges, and surcharges levied against ELI relative to such exempt status.

7. TARIFF APPLICATION. Customer acknowledges that the Services may be subject, in whole or in part, to one or more provisions of state or federal tariffs filed by ELI. In the event of any conflict between any provision of this Agreement and any provision of such tariff, the provision of such tariff will control. This Agreement and the Services will be subject to such modifications as may be required or authorized by any regulatory agency in the exercise of its lawful jurisdiction.

8. COMPLIANCE WITH LAW. This Agreement is subject to all applicable federal, state and local laws, and regulations, rulings, orders, and other actions of governmental agencies ("Rules"), including, but not limited to: the Communications Act of 1934 as amended by the Telecommunications Act of 1995, the rules and regulations of the Federal Communications Commission ("FCC"), and the obtaining and continuance of any required approvals, authorizations, or tariffs filed with the FCC or any other governmental agency. ELI will use its good faith reasonable efforts to obtain, retain, and maintain such approvals and authorizations. If any such Rule adversely affects the Services or requires ELI to provide Services other than in accordance with the terms of this Agreement, either party may, without liability to the other party, terminate the affected Services upon 30 days prior written notice to the other party. In performing their obligations under this Agreement, the parties will comply with all applicable federal, state and local laws, regulations, rules and orders. When Customer uses the Services to carry a mixture of intrastate and interstate communications, Customer warrants that the interstate communications will constitute at least 10% of the total communications carried over the Services. Upon request, Customer will make its records available to EL"I for inspection and verification.

9. COMPATIBILITY. Unless otherwise provided, Customer will provide equipment compatible with the Services and ELI's network and facilities. Customer will bear the cost of any additional protective apparatus reasonably required to be installed because of the use of ELI's network or facilities by Customer, Customer's lessees or assignees.

10. NON-INTERFERENCE. Customer's use of the Services provided herein and any equipment associated therewith will not: (a) interfere with or impair service over ELI's network or facilities; (b) impair privacy of any communications over such network or facilities; (c) cause damage of any nature to ELI's assets; (d) be used to frighten, abuse, torment or harass another; or (e) create hazards to ELI's officers, directors, employees, subcontractors, agents or users of the aforementioned network or facilities.

11. MAINTENANCE AND UPGRADE OF FACILITIES. ELI will maintain its facilities and equipment used to provide the Services at no additional charge to customer, except where work or service calls result from failure or malfunction in, or improper operation of, Customer's facilities and/or equipment. In such event, Customer will reimburse ELI for the cost of the required maintenance at ELI's standard time and material rate plus any federal, state and/or local taxes imposed upon ELI related to such maintenance.

ELI reserves the right to suspend service for scheduled maintenance or planned enhancements or upgrades to ELI's network without notice to Customer.

12. ACCESS TO PREMISES. Customer will grant ELI or cooperate with ELI in obtaining access to its premises for the installation, operation, removal, repair and maintenance of the facilities and equipment for the Services hereunder.

13. LIMITED WARRANTY. ELI will use reasonable efforts, according to industry standards to provide Services on a 24-hour-a-day, 7-day-per-week basis. ELI does not warrant that Services will be provided without interruptions. In case of a Services interruption of more than 24 hours caused by ELI. ELI will credit Customer with ELI's service charge for the period during which the Services were interrupted. Such credit will not be given for Services interruption caused by Customer or by activities or facilities furnished by Customer or third parties.

ELI MAKES THIS WARRANT IN LIEU OF ALL OTHER WARRANTIES AND MAKES NO OTHER WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

14. LIMITED LIABILITY. ELI's liability and the exclusive remedy of Customer for damages associated with the installation, provision, termination, maintenance, repair or restoration of Services, will be solely limited to an amount no greater than the amounts payable from Customer to ELI during the Contract Term.

IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR LOSS OF USE, INCOME OR PROFITS, OR ANY OTHER SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES.

The provisions of this Paragraph 14 will survive the termination of this Agreement and any Sales Order(s) issued hereunder.

15. INDEMNIFICATION. ELI and Customer will indemnify, hold harmless, and defend the other, its officers, directors, affiliated companies, employees, agents and subcontractors from liabilities, claims or damages arising out of personal injury or death or damage to property to the extent caused by the indemnifying party's breach of any representation, warranty, term or provision herein or to the extent caused by the acts or omissions of such party, its employees, agents or subcontractors in its performance hereunder.

The provisions of this Paragraph 15 will survive the termination of this Agreement and any Sales Order(s) issued hereunder.

16. CONFIDENTIALITY. In the course of performance hereunder, the parties may have access to certain information, the ownership and confidential status of which is highly important to the other party, including, but not limited to: information about products, services, business plans, trade secrets, discoveries, ideas, designs, drawings, specifications, techniques, models, data, programs, documentation, processes, know-how, customer lists, marketing plans, and financial and technical information and other information treated or designated by one of the parties as confidential (herein referred to as "Confidential Information").

Neither party will disclose the other party's Confidential Information, directly, or indirectly under any circumstances or by any means, to any third person without the express written consent of the other party, and neither party will copy, transmit, reproduce, summarize, quote, or make commercial or other use whatsoever of the other party's Confidential Information, except as may be necessary to perform its duties hereunder, Each party will exercise the highest degree of care in safeguarding the other party's Confidential Information against loss, theft or other inadvertent disclosure and take all steps necessary to maintain such confidentiality.

The provisions of the this Paragraph 16 will survive the termination of this Agreement and any Sales Order(s) issued hereunder.

17.  TERMINATION.   Either party may terminate this Agreement or any Sales
Order(s) issued hereunder upon 30 days written notice to the defaulting party, if the defaulting party: (a) breaches any term or provision herein and fails to cure such breach within the said 30 days; or (b) makes an assignment for the benefit of creditors; or (c) has any proceedings filed against it under any law relating to creditor's rights in general.

ELI may terminate the Services if Customer fails to pay any invoice within 30 days of the date of the invoice.

Upon early termination for any reason, other than breach by ELI, Customer will immediately reimburse ELI the costs of any special construction incurred by ELI to provide Services hereunder. In addition, all rates and charges set forth herein for the entire Contract Term will become immediately due and payable by Customer to ELI.

18. FORCE MAJEURE. In the event that either party's performance is delayed, prevented, obstructed, or inhibited because of any Act of God, fire, casualty, delay or disruption in transportation, flood, war, strike, lockout, epidemic, destruction or shut-down of facilities, shortage or curtailment, riot, insurrection, governmental acts or directives, any full or partial failure of any communications or computer network or any cause beyond such party's reasonable control, the party's performance will be excused and the time for the performance will be extended for the period of delay or inability to perform resulting from such occurrence. The occurrence of such an event will not constitute grounds for a declaration of default by either party.

19. NOTICES. All notices required by or relating to the Services herein will be in writing and will be sent to Customer at the address shown above and to ELI at 4400 NE 77th Avenue, Vancouver, Washington 98662, Attn:
Customer Service, with a copy to the Legal Department at the same address. All such notices will be deemed given if mailed, postage pre-paid, registered or certified mail, return receipt requested.

20. ASSIGNMENT. Customer may not assign its obligations hereunder without the prior written consent of ELI, such consent will not be unreasonably withheld.

21. WAIVER. The failure of either party to insist upon the performance of any provision herein or to exercise any right or privilege granted to it hereunder, will not be construed as a waiver of such provision or any provisions herein, and the same will continue in full force. The various rights and remedies given to or reserved by either party herein or allowed by law, are cumulative, and no delay or omission to exercise any of its rights will be construed as a waiver of any default or acquiescence, nor will any waiver of any breach or any provision be considered a condonement of any continuing or subsequent beach of the same provision.

22. AMENDMENTS, MODIFICATIONS AND SUPPLEMENTS. Any amendment, modification, supplement or change hereto must be in writing and signed by the parties hereto.

23. GOVERNING LAW. This Agreement and the Services hereunder will be governed by and interpreted in accordance with the laws for the State where the Services are to be provided.

24. ENTIRE AGREEMENT. This Agreement, together with the attached Sales Order(s) and any addendum(s) and exhibit(s), set forth the entire agreement of the parties with respect to the subject matter hereof, and supersedes any prior agreement or understanding. If any provision hereof is held to be invalid, void, or unenforceable, the remainder of the provisions will nevertheless remain unimpaired and in effect.


     Electric Lightwave, Inc.
     A Delaware Corporation


     BY:
                ------------------------------

     TITLE:
                ------------------------------

     DATE:      05/28/1999
                ------------------------------



     NetVoice Technologies, Inc.
     Customer

     BY:
                ------------------------------

     TITLE:
                ------------------------------

     DATE:      05/28/1999
                ------------------------------

                                                         Mailing Address:
                                                 Electric Lightwave, Inc.
                                                    4400 N.E. 77th Avenue
                                              Vancouver, Washington 98662
                                       (360) 816-3000 Fax: (360) 816-8934
ELECTRIC
-------------------------------------------------------------------------
LIGHTWAVE




     Net Voice Technologies, Inc.
     13747 Montfort Drive, #250
     Dallas, Texas 75240




                                             June 16, 1999
                                             Account Number:

                             DEPOSIT RECEIPT

DATE RECEIVED       SERVICE TYPE        DESCRIPTION         AMOUNT



06-16-99       Collocation         ONE MONTHS MRC      $6,915.00



Deposits are held in an escrow account and accrue interest for one year. The deposit and interest will be credited to your account as long as satisfactory payment history has been established.

Credit and Collections Department            Mailing Address
1 800-261-0664                               Post Office Box 3862
Fax: (360) 896-3309                          Vancouver, Washington 98662

Deposit Receipt Completed By: PEGGY BARLOW

ELECTRIC
LIGHTWAVE                         OASIS                 SALES ORDER

                                                            Order Summary



     Customer:

     NetVoice Technologies, Inc.                Sales Order #:   DLLS0031
     13747 Montfort Dr., Ste. 101                         PO#:      0
     Dallas, TX, 75240                     Customer Account #:      0
     972-788-2988                            Sales Order Date: 05/28/1999
                                             Desired Due Date: 06/08/1999

                                   [ ] Local Number Portability (LPN)

Item      Product Ordered          Installation   Monthly   Term (yrs)
--------------------------------------------------------------------------

1         Collocate                $800.00          $600.00 36 months (3)

2         Dialtone Lines OR         $35.00           $25.00 36 months (3)

3         Internet                 $800.00        $1,040.00 36 months (3)

4         ISDN PRI                   $0.00        $5,250.00 36 months (3)





-------------------------------------------------------------------------

                    Totals       $1,635.00        $6,915.00

Notes:







I have read, understand, and agree to the terms of this Service Order's "Master Services Agreement". I understand that changes I request to this order must be in writing and may result in a new turn-up date and an additional charge to the order. I acknowledge that the pricing quoted in the attached pricing sheets is proposed and does not become firm unless I sign and date this Service Order within 90 days from the date submitted by ELI, after which prices are subject to change. I acknowledge that ELI Service Order processing does not start until ELI receives my completed and signed order.



/s/ WILLIAM BEDRI                       8/28/99
-------------------------------         --------------
Authorized Customer's Signature         Date


 William Bedri                          President
-------------------------------         --------------
Print Customer Name                     Title

ELECTRIC
LIGHTWAVE                         OASIS                 SALES ORDER

                                                      Service Order Sheet

Sales Order #DLLS0031                           Date Created:  05/28/1999
    Customer: NetVoice Technologies, Inc.    Desired Due Date: 06/18/1999

--------------------------------------------------------------------------
                                                       Contract Term
Product             Quantity/Options                   Months (yrs.)
--------------------------------------------------------------------------
Advantage LD        [ ]Ded 1+ [ ]Sw 1+ [ ]Travel Cards
                    [ ]Ded TF [ ]Sw TF
--------------------------------------------------------------------------
All Calls           [ ]Sw 1+  [ ]Sw TF [ ]Travel Cards
--------------------------------------------------------------------------
ATM                                    [ ]Locations
--------------------------------------------------------------------------
Centrex, Joint Use                     [ ]Lines
--------------------------------------------------------------------------
Collocation           Obtain add'l agreements from
(Private Line Product)               legal dept. [X]     36 months (3)
--------------------------------------------------------------------------
Conference Calling                               [ ]
--------------------------------------------------------------------------
Dialtone   LTS add. Required
Oregon   State      [ ]Hybrid [1]Lines [ ]Vmsg           36 months (3)
                    [ ]Trunks [ ]VPX   [ ]Vmenu
--------------------------------------------------------------------------
Equipment                                    [ ]
--------------------------------------------------------------------------
Foreign Exchange                             [ ]Trunks
--------------------------------------------------------------------------
Frame Relay                                  [ ]Locations
--------------------------------------------------------------------------
Internet                                      [1]Connections 36 months (3)
--------------------------------------------------------------------------
ISDN PRI    D-Channel:[ ] [6]Data Only [ ]V&D only          36 months (3)
                                       [ ]Dialable WB
--------------------------------------------------------------------------
Private Line        Capacity      Svc Type    Inter/Intra

      Long Haul      [    ]       [    ]         [     ]
      MAN Service    [    ]       [    ]         [     ]
      Optical Svcs   [ ]Ded Ring [ ]Pt to Pt [ ]Pt to Multi
      Virtual Access
[ ]Wholesale
--------------------------------------------------------------------------
Resale Pac Bell [ ]Lines [ ]Trunks [ ]Super Trks [ ]ISDN
-------------------------------------------------------------------------
Resale Sprint   [ ]Lines [ ]Trunks [ ]ISDN PRI
--------------------------------------------------------------------------
Resale US West           [ ]Lines  [ ]Trunks     [ ]ISDN
--------------------------------------------------------------------------
Residential              [ ]Dialtone [ ]Dialtone w/1+ [ ]1+ only
--------------------------------------------------------------------------
RSVP                                 [ ]Analog        [ ]Digital
--------------------------------------------------------------------------
Transparent LAN (TLS)                                 [ ]
--------------------------------------------------------------------------
Video Conferencing                                    [ ]
--------------------------------------------------------------------------
Wholesale LD     Dedicated Customers   Switchless Customers
               [ ]IMT   [ ]1+ Orig       [ ]Sw Access
               [ ]EANT  [ ]TF Orig       [ ]Ded Access
                        [ ]1+ Term
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                       Contract Term
Product             Quantity/Options                   Months (yrs.)
--------------------------------------------------------------------------
Wholesale LTS  [ ]FX           not for resale
                             [ ]Lines [ ]Trunks [ ]ISDN PRI
               [ ]All Calls    for resale
                                      [ ]Trunks [ ]ISDN PRI
--------------------------------------------------------------------------
Change/Cancel Form                                  [ ]
--------------------------------------------------------------------------
Customer Link Worksheet     [ ] State
--------------------------------------------------------------------------
Inside Wiring                                      [ ]ELI to provide
--------------------------------------------------------------------------
Other - Describe:____________________________________
--------------------------------------------------------------------------

Sales Order #: DLLS0031
     Customer: NetVoice Technologies, Inc.

[ ]Local Number Portability (LNP)


                                               NRC         MRC
If applicable:     TLC (quote)
                   ATM/Fr. Relay (quote)
                   Other

                   Total (all sheets)       $1,635.00    $6,915.00



I have read, understand, and agree to the terms of this Sales Order's "Master Services Agreement" and other documents attached hereto. I understand that changes I request to this order must be in writing and may result in a new turn-up date and an additional charge to the order. I acknowledge that the pricing quoted herein is proposed and does not become firm unless I sign and date this Sales Order within 30 days from the date submitted by ELI, after which prices are subject to change. I acknowledge that ELI Sales Order processing does not start until ELI receives my completed and signed order.



     Authorized Customer Signature_______________________    Date________

                        Print Name_______________________   Title________



Remarks:

ELECTRIC
LIGHTWAVE                                                     Collocation

                                                            Pricing Sheet

Customer:      NetVoice Technologies, Inc.   Sales Order #: DLLS0031
                                                       PO#:     0
Completion Date: 06/18/1999             Customer Account #:     0
           Term: 3 yrs                    Sales Order Date: 05/28/1999
           City: Portland                 Desired Due Date: 06/18/1999


---------------------------------------------------------------------------------------------
                                              Unit Install    Total   Monthly Unit  Total
Quantity     Code      Product Description      Price        Install     Price      Monthly
---------------------------------------------------------------------------------------------
1                     Collocation Space          $800.00     $800.00    $600.00     $600.00
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                      Additional Services Minimum:
                                   $1500.00
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                      Total Charges
---------------------------------------------------------------------------------------------
                        Monthly Recurring Charges                                   $600.00
---------------------------------------------------------------------------------------------
                        Non-Recurring Charge                 $800.00
---------------------------------------------------------------------------------------------

Termination charge for multiple year rates:
               monthly rate * number of months remaining * .40.

See Product Manager for National Expansion cities.

I have read, understand, and agree to the terms of this Sales Order's "Master Services Agreement" and other documents attached hereto. I understand that changes I request to this order must be in writing and may result in a new turn-up date and an additional charge to the order. I acknowledge that the pricing quoted herein is proposed and does not become firm unless I sign and date this Sales Order within 30 days from the date submitted by ELI, after which prices are subject to change. I acknowledge that ELI Sales Order processing does not start until ELI receives my completed and signed order.



Customer Signature /s/ WILLIAM BEDRI                   Date 5/28/99

ELECTRIC
LIGHTWAVE                                                        Dialtone

                                                           Lines - Oregon
                                                            Pricing Sheet

Customer:      NetVoice Technologies, Inc.   Sales Order #: DLLS0031
                                                       PO#:     0
Completion Date: 06/18/1999             Customer Account #:     0
           Term: 3 yrs                    Sales Order Date: 05/28/1999
                                          Desired Due Date: 06/18/1999


---------------------------------------------------------------------------------------------
                                              Unit Install    Total   Monthly Unit  Total
Quantity     Code      Product Description      Price        Install     Price      Monthly
---------------------------------------------------------------------------------------------
   1                  Lines
                        Simple Business Line                            $25.00      $25.00
                        Basic Business Line - 2 way
                        Enhanced Business Service
                        PBX Interface
                        Hybrid Line
   1                     Installation (per line) $35.00      $35.00
                        Line Change Charge

                      DS1 Interface
                        DS1 Interface
                        Installation (per DS1)

                      High Usage Surcharge
                      Facility Transport Charge

                      Optional Simple/Basic Business Features
                        Call Waiting
                        Speed Call 8 numbers
                        Speed Call 30 numbers
                        Calling Number Delivery
                         Installation (per feature)
                        PIC Change Charge (per line)

                      EBS - Optional Features
                        Call Forward Busy - Programmable
                        Call Forward Don't Answer - Programmable
                        Six Way Conferencing
                        Music on Hold
                        Calling Number Delivery
                        Distinctive Ringing
                        Installation (per feature)

                      Voice Messaging* [ ] Old charge codes
                        Voice Messaging Usage (over 425 calls)
                        Voice Msg Basic
                        Voice Msg Plus
                        Voice Msg Basic (EBS)
                        Voice Msg Plus (EBS)
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                              Unit Install    Total   Monthly Unit  Total
Quantity     Code      Product Description      Price        Install     Price      Monthly
---------------------------------------------------------------------------------------------

                      VM Voice Menuing (to DN or VM per menu)
                      VM Voice Menuing (to VM per menu)
                      Announcement Svc
                        Installation charge (per feature)
                      Voice Msg Change

                    Directory Numbers
                      Reserved Numbers
                        Installation

                    Vanity Numbers
                    Virtual Number
                      Installation

                    Interim Number Portability
                      Initial Path (per number)
                      Additional paths

                    Listings
                      Additional Listings
                      Non-published Service
                      Listing Change Charge

                    Custom Link (from worksheet)
                      Facility Termination
                        Installation
                      T-1 Facilities
                        Installation

                    Total Charges
                      Monthly Recurring Charges                                     $25.00
                      Non-Recurring Charge                   $35.00
---------------------------------------------------------------------------------------------

*VM includes MWI, CFBL, CFDA features and 425 calls per month to VM box.

Early termination charge for term rates:
               monthly rate * number of months remaining * .40.

I have read, understand, and agree to the terms of this Sales Order's "Master Services Agreement" and other documents attached hereto. I understand that changes I request to this order must be in writing and may result in a new turn-up date and an additional charge to the order. I acknowledge that the pricing quoted herein is proposed and does not become firm unless I sign and date this Sales Order within 30 days from the date submitted by ELI, after which prices are subject to change. I acknowledge that ELI Sales Order processing does not start until ELI receives my completed and signed order.



Customer Signature /s/ WILLIAM BEDRI                   Date 5/28/99

ELECTRIC
LIGHTWAVE                                                 Retail Internet

                                                            Pricing Sheet

Customer:      NetVoice Technologies, Inc.   Sales Order #: DLLS0031
                                                       PO#:     0
Completion Date: __________             Customer Account #:     0
           Term: 3 yrs                    Sales Order Date: 05/28/1999
           City: Portland                 Desired Due Date: 06/18/1999


                                             ------------------------------------------------
                                                             Retail Pricing
---------------------------------------------------------------------------------------------
                                              Unit Install    Total   Monthly Unit  Total
Quantity     Code      Product Description      Price        Install     Price      Monthly
---------------------------------------------------------------------------------------------
    1               Local Loop Access
    1                DS1 Monthly                                         $0.00       $0.00
                         Install                 $0.00       $0.00
                     DS3 Monthly
                         Install

                    LongHaul Local Loops
                     DS1 Monthly
                         Install
                     DS3 Monthly
                         Install

                    384 Kbps Frame Relay
                     128 Kbps CIR

                    DS1 Frame Relay
                     256 Kbps CIR
                     512 Kbps CIR

                    Dedicated DS1
    1                DS1 (1.536 Mbps)            $800.00     $800.00    $1,000.00   $1,000.00
                     Balanced 3.1 Mbps (2 DS1s)

                    Colocated Services*
                     Shared 10 Base-T Ethernet
                     10 Base-T Ethernet

                    DS3 High Speed Access*(HSSI port)
                    Select Speed (Mbps:)
                     Installation

                    Managed Router Service
                     Cisco 2501& CSU/DSU (DS1 package)

                    News Reader Service    [ ] ELI Customer
                    1st 4 class C addresses
                    Add'l class C addresses

    1               Net Trends                                          $40.00      $40.00
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                              Unit Install    Total   Monthly Unit  Total
Quantity     Code      Product Description      Price        Install     Price      Monthly
---------------------------------------------------------------------------------------------
                    Primary DNS

                    Installations
                     Ethernet Hub
                     News Reader Svce - 1st 4 class C addresses
                     News Reader Svce - Add'l class C addresses
                     Net Trends

                    Promotional Discount

                    TOTAL CHARGES
                      Monthly Recurring Charges                                     $1,040.00
                      Non-Recurring Charge                   $800.00
---------------------------------------------------------------------------------------------

*Engineering approval required.

I have read, understand, and agree to the terms of this Sales Order's "Master Services Agreement" and other documents attached hereto. I understand that changes I request to this order must be in writing and may result in a new turn-up date and an additional charge to the order. I acknowledge that the pricing quoted herein is proposed and does not become firm unless I sign and date this Sales Order within 30 days from the date submitted by ELI, after which prices are subject to change. I acknowledge that ELI Sales Order processing does not start until ELI receives my completed and signed order.



Customer Signature /s/ WILLIAM BEDRI                   Date 5/28/99

ELECTRIC
LIGHTWAVE                                                        ISDN PRI

                                                            Pricing Sheet

Customer:      NetVoice Technologies, Inc.    Sales Order #: DLLS0031
                                                        PO#:     0
Completion Date: __________              Customer Account #:     0
           Term: 3 yrs   [X] On Net        Sales Order Date: 05/28/1999
           City: Oregon  [ ] Agent Order   Desired Due Date: 06/18/1999
                                               MRC Discount:
                                               NRC Discount:
                                               Existing MRC: SO

--------------------------------------------------------------------------------------------------------

Discounted
                                              Unit Install    Total   Monthly Unit  Total
Total
Quantity     Code      Product Description      Price        Install     Price      Monthly
Monthly
--------------------------------------------------------------------------------------------------------
                    ISDN Service
    6                Data only PRI                                      $1,050.00   $6,300.00
$5,250.00
                     Voice and Data
                     Dialable WideBand Service
                     Premier Call Features
                     DID Numbers
                     Off-Net T-1

                    ISDN Installation
    6                Data Only PRI               $750.00     $0.00
                     Voice and Data
                     Disable Wideband Service
                     Premier Call Features*
                     DID Numbers*
                     Off-Net T-1*

                    TOTAL CHARGES
                      Monthly Recurring Charges                                     $6,300.00
$5,250.00
                      Non-Recurring Charges                  $0.00
--------------------------------------------------------------------------------------------------------

Termination charge for multiple year rates:
               monthly rate * number of months remaining * .40.

I have read, understand, and agree to the terms of this Sales Order's "Master Services Agreement" and other documents attached hereto. I understand that changes I request to this order must be in writing and may result in a new turn-up date and an additional charge to the order. I acknowledge that the pricing quoted herein is proposed and does not become firm unless I sign and date this Sales Order within 30 days from the date submitted by ELI, after which prices are subject to change. I acknowledge that ELI Sales Order processing does not start until ELI receives my completed and signed order.



Customer Signature /s/ WILLIAM BEDRI                   Date 5/28/99